UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               ---------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  September 20, 2007


                  HEIDRICK & STRUGGLES INTERNATIONAL, INC.
           (Exact Name of Registrant as Specified in its Charter)
                               ---------------

           Delaware                     0-25837         36-2681268
   (State or other jurisdiction       (Commission      (IRS Employer
        of incorporation)             File Number)   Identification No.)


   233 South Wacker Drive, Suite 4200, Chicago, IL        60606-6303
        (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code: (312) 496-1200

                                     N/A
       (Former name or former address, if changed since last report.)

                               ---------------

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 8.01.     OTHER EVENTS.

        On September 20, 2007, Heidrick & Struggles International, Inc. issued a press release announcing the initiation by its Board of Directors of a quarterly cash dividend. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

   ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

        (c)       Exhibits:

        Exhibit Number      Description
        --------------      -----------

        99.1                Company Press Release dated September 20,
                            2007







                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



   Dated: September 20, 2007



                       HEIDRICK & STRUGGLES INTERNATIONAL, INC.



                       By:  /s/ K. Steven Blake
                            -------------------------------------------
                            K. Steven Blake, Executive Vice President,
                            General Counsel and Secretary